FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND AMENDMENT TO SUBORDINATION AGREEMENT This FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND AMENDMENT TO SUBORDINATION AGREEMENT (this “Amendment”), dated as of December 11, 2018, is entered into by and among Sterling Construction Company, Inc., a Delaware corporation (the “Borrower”), Wilmington Trust, National Association, as agent (the “Agent”) for the lenders identified on Schedule 2 to the Loan Agreement (as defined below) (the “Lenders”), the Lenders, the undersigned creditors in their capacity as Creditors under the Subordination Agreement (as defined below) (the “Creditors”) and with respect to Sections 5.2 and 5.3 hereto only, the Persons listed on the signature pages hereto as Guarantors (the “Guarantors” and, together with the Borrower, collectively, the “Loan Parties”). R E C I T A L S WHEREAS, the Borrower, the Guarantors, the Agent and the Lenders are parties to that certain Loan and Security Agreement, dated as of April 3, 2017, providing for certain extensions of credit to Borrower as provided therein (as amended prior to the date hereof, the “Existing Loan Agreement”; and the Existing Loan Agreement, as the same is amended hereby and may be further amended, supplemented or otherwise modified from time to time, including by this Amendment, is referred to herein as the “Loan Agreement”); WHEREAS, the Agent and the Creditors are parties to that certain Subordination Agreement, dated as of April 3, 2017, providing for the subordination of the Subordinated Debt (as defined therein) to the Senior Debt (as defined therein) (the “Existing Subordination Agreement”; and the Existing Subordination Agreement, as the same is amended hereby and may be further amended, supplemented or otherwise modified from time to time, including by this Amendment, is referred to herein as the “Subordination Agreement”); WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Loan Agreement and by execution of this Amendment, each of the undersigned is agreeing to certain amendments to the Existing Loan Agreement as more fully set forth herein; and WHEREAS, the Borrower has requested that the Agent and the Creditors amend certain provisions of the Existing Subordination Agreement; NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Loan Agreement or the Subordination Agreement, as applicable. Unless otherwise indicated, all section references in this Amendment refer to sections of the Existing Loan Agreement or the Existing Subordination Agreement, as applicable. KE 58040255.3

Section 2. Amendment to Loan Agreement. The Existing Loan Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as of the date set forth above to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double underlined text (indicated textually in the same manner as the following example: double underlined text) as set forth in the Loan Agreement attached hereto as Annex I. Section 3. Amendment to Subordination Agreement. The Existing Subordination Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as of the date set forth above by inserting the following language at the end of Section 3 of the Existing Subordination Agreement: “Notwithstanding anything herein to the contrary, the Loan Parties shall be permitted to repay any of the Subordinated Debt in accordance with the Loan Agreement.” Section 4. Effectiveness. This Amendment shall become effective as of the date on which the following conditions precedent shall have been satisfied: 4.1 The Agent shall have received duly executed counterparts of this Amendment from Borrower, each Guarantor, each Lender required to execute such Amendment and each Creditor, in each case, party hereto. 4.2 The Loan Parties shall pay to the Agent and Lenders, in each case, all costs and expenses described in Section 5.8 hereof. 4.3 The representations and warranties set forth in Section 5.2 hereof must be true and correct in all material respects (without duplication of materiality qualifiers) as of the date hereof. Section 5. Miscellaneous. 5.1 Confirmation. (a) The provisions of the Existing Loan Agreement, as amended by this Amendment, and each other Loan Document shall remain in full force and effect following the effectiveness of this Amendment and are hereby ratified and confirmed as so amended. This Amendment shall not constitute a novation or satisfaction and accord of the Loan Agreement and/or other Loan Document, but shall constitute an amendment thereof. Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any other Loan Document to the “Loan Agreement” shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment; and (b) the provisions of the Existing Subordination Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment and are hereby ratified and confirmed as so amended. This Amendment shall not constitute a novation or satisfaction and accord of the Subordination Agreement, but shall constitute an amendment thereof. Each reference in the Subordination Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Subordination Agreement as amended by this Amendment, and each reference 2 KE 58040255.3 herein to the “Subordination Agreement” shall mean and be a reference to the Subordination Agreement as amended and modified by this Amendment. 5.2 Ratification and Affirmation of Loan Party Obligations; Representations and Warranties of the Loan Parties. Each of the Loan Parties hereby (a) acknowledges the terms of and consents to this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, including as expressly amended hereby, and the Loan Agreement and the other Loan Documents shall constitute the legal, valid, binding and enforceable obligations of such Loan Party party thereto; and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing or will result from the execution, delivery or performance of this Amendment. Each Loan Party, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. To the extent any terms and conditions in any of the other Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Loan Agreement as modified and amended hereby. 5.3 Reaffirmation of Guarantor Obligations. Each Guarantor consents to the execution and delivery by Borrower and the other Loan Parties of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Guaranty to which such Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the Loan Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of Borrower or any other Loan Party to the Lenders or any other obligation of Borrower or any other Loan Party, or any actions now or hereafter taken by the Agent or the Lenders with respect to any obligation of Borrower or any other Loan Party, the Guaranty to which such Guarantor is a party (a) is and shall continue to be a primary obligation of such Guarantor, (b) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment and (c) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to 3 KE 58040255.3 the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty to which such Guarantor is a party. 5.4 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof; provided that, upon request of any party hereto, such facsimile or electronic transmission shall be promptly followed by the original thereof. 5.5 NO ORAL AGREEMENT. THIS AMENDMENT, THE EXISTING LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. 5.6 GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. 5.7 Effect of This Agreement. This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or Agent under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a Loan Document for all purposes of the Loan Agreement. 5.8 Payment of Expenses. In accordance with Section 11.03 of the Loan Agreement, the Borrower agrees to pay or reimburse the Agent and the Lenders for all of their costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, costs and expenses of counsel to each of the Agent and the Lenders. 5.9 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. 5.10 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. 4 KE 58040255.3

5.11 The Lenders signatory hereto, which constitute Required Lenders under the Loan Agreement, hereby direct the Agent to enter into this Amendment and by execution of this Amendment, each of the Lenders signatory hereto hereby agrees to the amendments to the Existing Subordination Agreement as more fully set forth herein. [SIGNATURE PAGES FOLLOW] 5 KE 58040255.3

[SIGNATURE PAGE TO AMENDMENT TO LOAN AND SECURITY AGREEMENT AND SUBORDINATION AGREEMENT]

Annex I Amended Loan Agreement A-1 KE 58040255.3

Conformed Copy as of ThirdFourth Amendment (April 3December 11, 2018) LOAN AND SECURITY AGREEMENT Dated as of April 3, 2017 among STERLING CONSTRUCTION COMPANY, INC., as Borrower, CERTAIN SUBSIDIARIES OF THE BORROWER PARTY HERETO, as Guarantors, THE LENDERS PARTY HERETO and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent ___________________________________________ TCB CAPITAL MARKETS, as Lead Arranger ___________________________________________ KE 58034100.5

surviving entity); (ii) any Loan Party (other than Borrower) or Subsidiary of the Borrower (other than Tealstone Residential) may Transfer any or all of its assets to Borrower or any Guarantor (upon voluntary liquidation or otherwise) and any Subsidiary that is not a Loan Party may Transfer all or any of its assets to any other Subsidiary that is not a Loan Party; (iii) Transfers permitted by Section 7.02 may be made; and (iv) any Permitted Investment may be structured as a merger, consolidation or amalgamation. Section 7.04. Restricted Payments. Without the prior written consent of the Required Lenders, no Loan Party shall, nor shall any of such Loan Parties’ Subsidiaries (other than Affiliated Entities) (each of the following, a “Restricted Payment”), (i) pay any dividends or make any distributions on its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; (iii) return any capital to any holder of its Equity Securities as such; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or (v) set apart any sum for any such purpose; provided, however, that (A) Borrower may declare dividends payable solely in common stock, (B) any Subsidiary may make Restricted Payments to the Borrower or any Guarantor that is its respective parent entity; and any Subsidiary that is not a Loan Party may make Restricted Payments to any other Subsidiary that is not a Loan Party, and (C) with respect to the restrictions described in subclause (ii) above, with respect to Borrower, repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements either (i) by the cancellation of Indebtedness or (ii) in an aggregate amount not to exceed One Hundred Thousand Dollars ($100,000)).) and (D) with respect to the restrictions described in subclause (ii) above, with respect to Borrower, on or prior to June 30, 2020, repurchases of up to an aggregate of two million shares of Borrower’s outstanding common stock pursuant to the Borrower’s stock repurchase program adopted by the board of directors of Borrower on or about November 2, 2018. Section 7.05. Indebtedness; Maximum Recourse Obligations. The Loan Parties and their Subsidiaries (other than Affiliated Entities and Project Specific JVs) shall not create, incur, assume or suffer to exist (i) any Indebtedness, other than Permitted Indebtedness nor (ii) any obligations for or on behalf of any of their respective non-wholly-owned or non-controlling Subsidiaries (including, for the avoidance of doubt, joint ventures (other than Project Specific JVs), pursuant to which the holder of such obligations has recourse against any Loan Parties. Section 7.06. Investments. The Loan Parties and its Subsidiaries (other than Affiliated Entities and Project Specific JVs) shall not directly or indirectly acquire or own, or make any Investment in or to any Person other than Permitted Investments; or suffer or permit any Subsidiary (other than an Affiliated Entity or a Project Specific JV) to be a party to, or be bound by, an agreement (other than a Loan Document) that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower or any other Loan Party. Section 7.07. Transactions with Affiliates. The Loan Parties and their Subsidiaries (other than Affiliated Entities) shall not directly or indirectly enter into or permit to exist any transaction with any Affiliate, except for transactions that are in the ordinary course of such Person’s business, upon fair and reasonable terms that are no less favorable to such Loan Party, or such Subsidiary, than would be obtained in an arms’ length transaction with a non- affiliated Person; provided that the foregoing restriction shall not apply to (i) any transaction between such Loan Party or any of its Subsidiaries (other than Affiliated Entities) or between any Subsidiaries (other than Affiliated Entities) that is not otherwise prohibited by this Loan Agreement and (ii) compensation arrangements and benefit plans for officers and other employees of the Loan Parties and their respective Subsidiaries (other than Affiliated Entities) entered into or maintained in the ordinary course of business and consistent with such Loan Parties’ and such Subsidiaries’ historical practices, which are, in each case, approved by such Loan Parties’ or such Subsidiaries’ board of directors (or equivalent governing body). Section 7.08. Indebtedness Payments. The Loan Parties and its Subsidiaries (other than Affiliated Entities and Project Specific JVs) shall not (i) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness for borrowed money, including any Subordinated Debt or(other than the Closing Date Seller Notes (other than , amounts due under this Loan Agreement or permitted to be prepaid under this Loan Agreement or any lease obligations permitted to be incurred under this Loan Agreement), (ii) amend, modify or otherwise change the terms of any Indebtedness (other than the Loans) or Capital Lease Obligations so as to accelerate the scheduled repayment thereof, (iii) repay any Indebtedness to officers, directors or shareholders or (iv) make any payment of the Closing Date Earn-Out unless at the time of, and after giving effect to, such payment, no Default or Event of Default has occurred and is continuing and the Borrower is in compliance on a pro forma basis 52 KE 58034100.15